United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ____________________
Form 8-K ____________
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) April 26, 2011 ____________________
S&T Bancorp, Inc. (Exact Name of Registrant as Specified in its Charter) ____________________________________________________________
Pennsylvania (State or Other Jurisdiction of Incorporation)	0-12508 (Commission File Number)	25-1434426 (IRS Employer Identification No.)
800 Philadelphia Street, Indiana, PA (Address of Principal Executive Offices)	15701 Zip Code

 Registrant's telephone number, including area code (800) 325-2265

Former name or address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

The Board of Directors of S&T Bancorp, Inc. declared a $0.15 per share cash dividend at its regular meeting held April 26, 2011. The dividend is payable May 25, 2011 to shareholders of record on April 29, 2011. This dividend compares to a common stock dividend of $0.15 per share for the fourth quarter of 2010 and represents a 2.9 percent annualized yield using the April 25, 2011 closing price of $20.59.

Item 9.01 - Financial Statements and Exhibits (d) Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith. (99.1) Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.
April 26, 2011	S&T Bancorp, Inc. /s/ Mark Kochvar Mark Kochvar Senior Executive Vice President, Chief Financial Officer

Exhibit Index
Number	Description	Method of Filing
99.1	Press Release	Filed herewith